EXHIBIT 23.1








           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





  As independent public accountants, we hereby consent to incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 0-25824.




                                /s/Trochiano & Daszkowski LLP
                                   ------------------------------
                                   Trochiano & Daszkowski LLP

Staten Island, New York
August 6, 2003